General Semiconductor, Inc.
                                  Exhibit 10.14

                                 PROMISSORY NOTE


$500,000.00                                       Dated as of September 1, 2000


          FOR VALUE RECEIVED, W. John Nelson ("Employee") and Paola Nelson (the "Employee" and Paola Nelson are sometimes collectively referred to herein as "Borrower"), husband and wife, whose address for the purposes of this Promissory Note shall be 3655 Country Club Terrace, Blackhawk, California 94506, hereby unconditionally and irrevocably promise to pay to the order of General Semiconductor, Inc., a Delaware corporation (which, together with any subsequent holder of this Note, is referred to herein as "Lender"), at its offices located at 10 Melville Park Road, Melville, New York 11747, or such other place as Lender may designate from time to time, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), plus all subsequent advances made and extensions of credit given to Borrower, together with interest accrued on the unpaid principal hereof from the date hereof at a rate of 6.23% per annum, compounded semi-annually, until paid in full. Interest on this Promissory Note ("Note") shall be computed on the basis of a year of 365 days for the actual number of days elapsed unless such computation shall result in an interest rate higher than the highest rate allowable under applicable law (the "Maximum Rate"), in which event the interest rate hereunder shall be the Maximum Rate.

     1.   Payment Provisions.
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          1.1 Payment.  The  outstanding  principal  amount of this Note and all
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     unpaid  interest  accrued  thereon  shall be due and payable in full on the seventh (7th) anniversary of the date of this Note (to wit, September 1, 2007) (the "Maturity Date") or in such amounts and on such earlier date(s) as otherwise provided herein. Whenever any amount is paid under this Note, such amount shall be applied first to interest and then to principal. To the extent allowed under applicable law, the holder of this Note shall have full recourse against Borrower.

          1.2 Voluntary  Prepayment.  Borrower  reserves the right to prepay the
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     outstanding  principal  amount of this Note and any unpaid interest accrued thereon in full or in part at any time during the term of this Note without notice and without premium or penalty.

          1.3      Mandatory Prepayment.
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          (a) If at any time, or from time to time,  Employee  shall be eligible to receive a cash annual incentive bonus payment from Lender, Borrower agrees that Lender, in its sole and absolute discretion, shall be entitled to prepay such portion of the outstanding principal amount of this Note and any unpaid interest accrued thereon (the "Outstanding Amount") equal to the lesser of (i) fifty percent (50%) of the gross cash annual incentive bonus payment, and (ii) the Outstanding Amount, by deducting, in accordance with the regular payroll practices of Lender for its executives, such amount from Employee's cash annual incentive bonus.

          (b) In the event of the termination of Employee's employment with Lender by Lender without "Cause" (as such term is defined in the Amended and Restated Severance Protection Agreement entered into by and between Lender and Employee, dated as of October 29, 1998, as amended October 19, 1999 (the "Severance Protection Agreement")), by Employee with "Good Reason" (as such term is defined in the Severance Protection Agreement) or by reason of Employee's death or "Disability" (as such term is defined in the Severance Protection Agreement), the Outstanding Amount, irrespective of the Maturity Date, and without demand or notice by Lender (except as otherwise required herein) shall become due and payable on the first (1st) anniversary of such termination of employment.

          (c) In the event of the termination of Employee's employment with Lender by Employee without Good Reason, or by Lender with Cause, the Outstanding Amount, irrespective of the Maturity Date, and without demand or notice by Lender (except as otherwise required herein) shall become due and payable on the date that is sixty (60) days following such termination of employment.

          (d) Notwithstanding the foregoing, in the event that the Property (as defined below) or any portion thereof, or any interest therein is assigned, encumbered, transferred, sold, conveyed, or alienated by Borrower, or by operation of law or otherwise, Lender shall have the right, at its option, without notice to Borrower, to declare all sums under this Note immediately due and payable; provided, however, in the case of a transfer, sale or conveyance of the Property by Borrower (collectively, a "Sale"): (i) Borrower agrees to pay to Lender the proceeds received by Borrower upon the consummation of such Sale in an amount sufficient to repay the Outstanding Amount; and (ii) if such proceeds are insufficient to repay in full the Outstanding Amount, the balance of the Outstanding Amount remaining after application of the Sale proceeds, irrespective of the Maturity Date, and without demand or notice by Lender (except as otherwise required herein) shall become due and payable on the date that is sixty (60) days following such Sale.

          1.4 Use of Proceeds. Borrower represents,  warrants and covenants that
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     the  proceeds  of this Note  shall be used only to  purchase  that  certain property known as 3655 Country Club Terrace, Blackhawk, California 94506 (the "Property"), as more particularly described on Exhibit "A" attached to
                                                         -----------
     the Second Deed of Trust (defined below). No part of the proceeds of this Note shall be used for any other purpose whatsoever.

          1.5 Payment  Terms.  All payments shall be made in lawful money of the
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     United States of America in immediately available funds.

          2. Security.  At Lender's option  (to be  exercised  in its  sole and
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     absolute  discretion)  and upon Lender's  recordation of the Second Deed of
     Trust (defined below) against the Property in the Official Records of Contra Costa County, California, this Note shall become secured by the lien of that certain Short Form Deed of Trust and Assignment of Rents (the "Second Deed of Trust") to be executed by Borrower concurrent herewith and delivered by Borrower, as trustor, to Old Republic Title Company, as trustee, naming Lender, as beneficiary, and encumbering the Property as more particularly defined in the Second Deed of Trust. Borrower represents and warrants that it holds good and marketable title to the Property, and that the only lien, claim or encumbrance on the Property as of the date hereof is that certain Deed of Trust and Assignment of Rents (the "First Deed of Trust") to be executed and delivered by the undersigned, as trustor, and dated on or about September 1, 2000, and encumbering the Property as more particularly defined in the First Deed of Trust. Borrower represents and warrants that the Promissory Note secured by the First Deed of Trust and this Note do not or will not, in the aggregate, exceed the purchase price paid by Borrower for the Property. Borrower covenants and agrees that it will not subject the Property to any additional liens, claims or encumbrances of any kind whatever, except pursuant hereto.

          3.  Governing Law.  The terms of this  Note  shall  be  construed  in
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     accordance  with the laws of the  State of  California.  This Note has been delivered to Lender and accepted by Lender in the State of California. Each of Borrower and Lender hereby irrevocably and unconditionally consents to submit to the jurisdiction and venue of any federal or state court located in the State of California for any litigation arising out of or relating to this Note and agrees not to commence any litigation relating thereto except in such courts.

          4.  Amendments/Waivers. Any term of this Note may be amended or waived
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     only upon the written consent of Borrower and Lender.

          5.  Default. Upon the occurrence  of an Event of Default  (as  defined
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     below), at the option of Lender, the entire outstanding principal amount of this Note and any unpaid interest accrued thereon shall immediately become due and payable without notice of default or other notices or demands of any kind whatsoever, all of which are hereby expressly waived by Borrower. If an Event of Default occurs and is continuing, Lender may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or interest on, this Note or to enforce the performance of any provisions of this Note. A delay or omission by Lender in exercising any right or remedy arising upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative. Upon and during any Event of Default under this Note, the Deed of Trust or any other agreement securing this Note, the interest rate under this Note will, at the option of Lender, increase to a rate two percent (2%) above the interest rate otherwise payable under this Note. Borrower recognizes that: (i) any default in making any installment or other payment due hereunder will result in Lender incurring additional expenses due to Lender's loss of the use of the money due hereunder and the interest thereon; (ii) Lender will be entitled to damages for the detriment caused thereby; and (iii) it is extremely difficult and impractical to ascertain the extent of such damages. Therefore, Borrower acknowledges and agrees that the default interest provided for hereunder shall be payable not as a penalty but as a reasonable estimate of Lender's damages. The default rate shall accrue on the entire outstanding balance hereof including without limitation, delinquent interest and any and all costs and expenses incurred by Lender in connection therewith. For purposes of this Note, the term "Event of Default" shall mean, the occurrence of any of the following:

          (a) Borrower fails to make any payment of principal or interest hereunder as and when the same becomes due and payable in accordance with the terms hereof; or

          (b) Borrower fails fully and timely to perform or observe any other obligation or term of this Note; or

          (c) Employee or Paola Nelson is the subject of an order for relief by a bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Employee or Paola Nelson applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for Employee or Paola Nelson or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Employee or Paola Nelson, and the appointment continues undischarged or unstayed for sixty (60) calendar days; or Employee or Paola Nelson institutes or consents to any bankruptcy, insolvency or similar proceeding relating to Employee or Paola Nelson or to all or any part of its property under the laws of any jurisdiction; or any similar proceedings is instituted without the consent of Employee or Paola Nelson and continues undismissed or unstayed for sixty (60) calendar days; or any judgment, warrant, writ of attachment of execution, or similar process is issued or levied against all or any part of the property of Employee or Paola Nelson and is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or

          (d) All or a substantial portion of the Property is condemned, seized or appropriated by a governmental body or agency.

          6. Exercise of Power of Lender.  No single or partial exercise of any
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     power  hereunder shall preclude other or further  exercises  thereof or the exercise of any other power. Any delay or omission on the part of Lender in exercising any right hereunder shall not operate as a waiver of such right, or of any other right under this Note.

          7. Successors  and  Assigns.  This Note shall inure to the  benefit of
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     Lender and its  successors and assigns.  As such,  Lender may transfer this
     Note and deliver to the transferee(s) all or any part of the property then held by it as security hereunder, and the transferee(s) shall thereupon become vested with all the powers and rights herein given to Lender with respect thereto; and Lender shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter, but Lender shall retain all rights and powers hereby given with respect to property not so transferred. The obligations of Borrower hereunder shall not be assignable.

          8.Liability for Costs and Expenses. Upon the occurrence of an Event of
            --------------------------------
     Default under this Note, Borrower will be liable for all costs and expenses of collection, including reasonable attorney's fees, incurred in collecting the money due hereunder, whether such items are incurred in or out of litigation, in or out of a bankruptcy case or proceeding, or otherwise.

          9.  Waiver. Borrower and all  sureties  and  endorsers,  jointly  and
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     severally,  waive  diligence,   grace,  demand,  presentment  for  payment,
     exhibition of this Note and also notice of protest, demand, dishonor and nonpayment of this Note and all exemption rights against the indebtedness evidenced by this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Borrower. The pleading of any statute of limitations as a defense to any demand against Borrower is expressly waived by Borrower to the full extent permitted by law.

          10.  Setoff.  The  obligation  to pay  Lender  shall be  absolute  and
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     unconditional and the rights of Lender shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Lender to Borrower.

          11.  Payment Notice.  This Note is  subject  to  Section  2966 of the
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     California Civil Code, which provides that Lender shall give written notice to Borrower, or its successor in interest, of prescribed information at least ninety (90) days and not more than one hundred fifty (150) days before any balloon payment is due.

          12.  Notices.  All  notices,   requests,  claims,  demands  and  other
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     communications  hereunder  to any  party  shall  be  deemed  sufficient  if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address for a party as shall be specified in a notice given in accordance with this Section 12. If to Borrower, at 3655 Country Club Terrace, Blackhawk, California 94506, and if to Lender, at 10 Melville Park Road, Melville, New York 11747 (Attention: Chief Financial Officer).

         13.   Effect of Note.
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          13.1 It is the  intention of Lender and Borrower  that this Note shall remain in full force and effect and shall continue to be secured by the Deed of Trust until all obligations of Borrower to Lender under this Note have been fully satisfied.

          13.2 BORROWER ACKNOWLEDGES AND AGREES THAT THE PROVISIONS OF THIS NOTE SHALL NOT CREATE A PARTNERSHIP, JOINT VENTURE OR ANY OTHER RELATIONSHIP BETWEEN THE PARTIES EXCEPT THE RELATIONSHIP OF BORROWER AND LENDER.
     ACCORDINGLY, NOTHING CONTAINED IN THIS NOTE OR IN THE DEED OF TRUST SHALL OBLIGATE OR BE DEEMED TO OBLIGATE LENDER TO PAY ANY COSTS, FEES OR EXPENSES OF THE REAL PROPERTY, OR TO REIMBURSE BORROWER FOR ANY SUCH COSTS OR OTHERWISE. IN ADDITION, NOTHING IN THIS NOTE OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO IMPLY THAT LENDER IS AN OWNER OR OPERATOR OF THE REAL PROPERTY OR ANY OTHER BUSINESS OR BUSINESSES LOCATED THEREON OR IN CONNECTION THEREWITH AND LENDER SHALL NOT BE DEEMED TO CONTROL OR REVIEW
     BORROWER'S OWNERSHIP OR OPERATION OF THE REAL PROPERTY OR ANY OTHER BUSINESS OR BUSINESSES LOCATED THEREON OR IN CONNECTION THEREWITH.


         14.       Miscellaneous
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          14.1 Separability. Any provision of this Note which shall be held by a
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     court to be  invalid,  void or illegal  shall in no way  affect,  impair or invalidate any other provision or term hereof, and such other provisions or terms shall remain in full force and effect.

          14.2 Joint and Several Liability.  Each of the  parties  constituting
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     Borrower under this Note shall be jointly and severally  liable for all the obligations of all parties constituting Borrower under this Note.

          14.3 Time of the Essence.  Time is of the essence with respect to each
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     and every provision hereof.

          14.4  Loss of Note.  In the event of the loss,  theft,  mutilation  or
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     destruction  of this Note,  upon  Borrower's  receipt of notice from Lender that such Note has been lost, stolen, mutilated or destroyed, Borrower shall execute and deliver to such party or Lender, as the case may be, a new promissory note in form and content identical to this Note in lieu of the loss, stolen, destroyed or mutilated Note.

IN WITNESS WHEREOF, this Note is executed and delivered as of the date first set forth above.

                                            BORROWER:

                                            /s/   W. John Nelson
                                            ________________________
                                            W. John Nelson

                                            /s/  Paola Nelson
                                            ________________________
                                            Paola Nelson